SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2007

Anaren, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	000-6620	16-0928561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employe Identification No.)

6635 Kirkville Road, East Syracuse, New York  13057

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (315) 432-8909

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On November 26, 2007, the Board of Directors (the “Board”) of Anaren, Inc. (the “Company”) elected Patricia T. Civil as a director of the Company. The Board expects to appoint Ms. Civil to the Board’s Audit Committee. As a new member of the Board, Ms. Civil will stand for re-election at the Company’s Annual Meeting of Shareholders on November 7, 2008.

    The Company issued a press release announcing the election of Ms. Civil to the Board, a copy of which is attached to this report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 26, 2007, announcing the election of Patricia T. Civil to Anaren, Inc.’s Board of Directors

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: November 29, 2007

ANAREN, INC.

By:	/s/ Lawrence A. Sala
Name: Lawrence A. Sala
Title: President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 26, 2007, announcing the election of Patricia T. Civil to Anaren, Inc.’s Board of Directors

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